                          DEAN WITTER SHORT-TERM BOND FUND

                      SCHEDULE OF COMPUTATION OF YIELD QUOTATION

                                   WITH FEE WAIVER

                                    APRIL 30, 1998




                                         6
     YIELD =   2 { [ ((a-b) /cd)  +1] -1}



     WHERE: a = Dividends and interest earned during the period b = Expenses accrued for the period c = The average daily number of shares outstanding during the period that were entitled to receive dividends
               d = The maximum offering price per share on the last day of the period

                                                                  6
     YIELD =   2 { [ ((490,006.62 - 0) /10,102,893.229 X 9.49) +1] -1}

                                                      =     6.21%

                          DEAN WITTER SHORT-TERM BOND FUND

                      SCHEDULE OF COMPUTATION OF YIELD QUOTATION

                                  WITHOUT FEE WAIVER

                                    APRIL 30, 1998



                                  6
YIELD =  2 { [ ((a-b) /cd)  +1] -1}



WHERE: a = Dividends and interest earned during the period b = Expenses accrued for the period c = The average daily number of shares outstanding during the period that were entitled to receive dividends
          d = The maximum offering price per share on the last day of the period



                                                                     6
YIELD =  2 { [ ((490006.62-98188.53) / 10,102,893.229 x 9.49) +1] -1}

                                                 =  4.95%

     SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
           DEAN WITTER SHORT-TERM BOND FUND




(A) AVERAGE ANNUAL TOTAL RETURNS (NO LOAD FUND)


(B) TOTAL RETURN (NO LOAD FUND)

           _                             _
          |        ______________________ |
FORMULA:  |       |                       |
          |  /\ n |         EV            |
     t =  |    \  |    -------------      |  - 1
          |     \ |         P             |
          |      \|                       |
          |_                             _|

                   EV
      TR  =    ----------        - 1
                   P


       t =     AVERAGE ANNUAL COMPOUND RETURN
       n =     NUMBER OF YEARS
      EV =     ENDING VALUE
       P =     INITIAL INVESTMENT
      TR =     TOTAL RETURN


                                              (B)                                                      (A)
  $1,000                EV AS OF            TOTAL                NUMBER OF                      AVERAGE ANNUAL
INVESTED -P             30-Apr-98           RETURN - TR          YEARS - n                      COMPOUND RETURN - t
-----------             -----------         -----------          ----------                     -------------------
30-Apr-97                 $1,070.20               7.02%                1.00                                   7.02%

10-Jan-94                 $1,248.40              24.84%              4.3012                                   5.29%


(C) AVERAGE ANNUAL TOTAL RETURNS (STANDARIZED COMPUTATIONS) WITHOUT WAIVER OF FEES AND ASSUMPTION OF EXPENSES.

                     _                             _
                    |        ______________________ |
FORMULA:            |       |                       |
                    |  /\ n |        EVb            |
          tb =      |    \  |    -------------      |  - 1
                    |     \ |         P             |
                    |      \|                       |
                    |_                             _|


      tb =     AVERAGE ANNUAL COMPOUND RETURN
               (DEDUCTION FOR EXPENSES ASSUMED BY FUND MANAGER)
       n =     NUMBER OF YEARS
     EVb =     ENDING VALUE (DEDUCTION FOR EXPENSES
               ASSUMED BY FUND MANAGER)
       P =     INITIAL INVESTMENT

                                                            (C)
$1,000           EVb AS OF        NUMBER OF              AVERAGE ANNUAL
INVESTED - P     30-Apr-98        YEARS - n              COMPOUND RETURN - t
------------     -----------      ---------              -------------------
30-Apr-97          $1,063.40         1.00                       6.34%

10-Jan-94          $1,224.70         4.3012                     4.83%


(D)       GROWTH OF $10,000
(E)       GROWTH OF $50,000
(F)       GROWTH OF $100,000


FORMULA:  G=   (TR+1)*P
          G=   GROWTH OF INITIAL INVESTMENT
          P=   INITIAL INVESTMENT
          TR=  TOTAL RETURN SINCE INCEPTION


$10,000             TOTAL              (D)   GROWTH OF        (E)   GROWTH OF               (F)   GROWTH OF
INVESTED - P        RETURN - TR       $10,000 INVESTMENT- G   $50,000 INVESTMENT- G        $100,000 INVESTMENT- G
------------        -----------       ---------------------   ---------------------        ----------------------
10-Jan-94               24.84                $12,484               $62,420                        $124,840